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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) - SEPTEMBER 8, 2000
                                                   -----------------

                                   BYL BANCORP
                                   -----------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                    000-23257             33-0755794
         ----------                    ---------             ----------
   (Name or other jurisdiction        (Commission          (IRS Employer
        of incorporation)             File Number)       Identification No.)



1875 NORTH TUSTIN STREET, ORANGE, CALIFORNIA                     92865
--------------------------------------------                     -----
  (Address of principal executive office)                      (Zip Code)


(Registrants' telephone number, including area code) -- (714) 685-1317
                                                        --------------


                  ---------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  OTHER EVENTS

BYL Bancorp ("BYL"), the holding company for BYL Bank Group, announced its intention to appoint Sy Jacobs to the boards of directors of both BYL and BYL Bank Group, subject to all necessary regulatory approvals. The appointment is made as part of an agreement with an investor group led by Mr. Jacobs, of JAM Partners, L.P., pursuant to which the investor group will withdraw its request to BYL to include an alternative slate of directors at its annual meeting of stockholders scheduled for September 27, 2000.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS

(c)      Exhibits

10.15 Agreement by and among BYL Bancorp, BYL Bank Group, JAM Partners, L.P., Sy Jacobs, Everest Partners Limited Partnership, Everest Managers, L.L.C., David M. W. Harvey and Nick Becker

99(1)    Copy of Press Release.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BYL BANCORP


Dated: September 8, 2000               By: /s/ Robert Ucciferri
                                       ----------------------------------------
                                       Robert Ucciferri
                                       President and Chief Executive Officer


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